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                                                                  EXHIBIT 10.22
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                         REGISTRATION RIGHTS AGREEMENT

                                     among

                          LONE STAR INDUSTRIES, INC.,
                      METROPOLITAN LIFE INSURANCE COMPANY
                   METROPOLITAN INSURANCE AND ANNUITY COMPANY
                                      AND
                   TCW SPECIAL CREDITS, AS AGENT AND NOMINEE
                 OF THE ENTITIES SET FORTH IN SCHEDULE I HERETO

                           Dated as of July 18, 1994
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                 REGISTRATION RIGHTS AGREEMENT, dated as of July 18, 1994,
among LONE STAR INDUSTRIES, INC., a Delaware corporation (the "Company"), METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("MetLife"), METROPOLITAN INSURANCE AND ANNUITY COMPANY, a Delaware corporation ("MIAC"), TCW Special Credits, as agent and nominee of the entities set forth on Schedule I attached hereto ("TCW"), and any of MetLife's, MIAC's or TCW's successors, assigns and transferees (MetLife, MIAC, TCW and their successors, assigns and transferees are individually referred to as an "Investor" and collectively referred to as the "Investors").

         1. Background. The Company has issued to MetLife, MIAC and TCW in connection with consummation of the Company's plan of reorganization (the "Plan") 10% Senior Notes Due 2003 ("Senior Notes"), shares of the Company's common stock, par value $1.00 per share (the "Common Stock"), and warrants to purchase Common Stock ("Warrants"). Upon exercise of Warrants the Company will issue shares of Common Stock (the "Warrant Common Stock") to the entity exercising Warrants (all such Senior Notes, Common Stock, Warrants and Warrant Common Stock held by MetLife, MIAC and TCW or any other Investor being hereinafter referred to as the "Registrable Securities").

         2. Registration Under Securities Act, etc.

                 2.1. Shelf-Registration Statement with respect to Registrable Securities.

                 (a) Subject to the terms and conditions hereof, the Company hereby covenants and agrees (i) to file a registration statement relating to the Registrable Securities (the "Registration Statement") offering the Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act as soon as practicable after the date hereof, and in any event within 45 days of the date hereof unless necessitated by some material unforeseeable event, (ii) to use its best efforts to cause the Registration Statement to become effective as promptly as practicable and (iii) as to each Investor, to cause the Registration Statement to remain continuously effective in order to permit the prospectus included therein to be usable by such Investor until such time as in the opinion of counsel to such Investor or the Company (so long as (i) such opinion is addressed and delivered to the Investor and (ii) such opinion and the Company's Counsel are satisfactory to the Investor), such Investor is not required to deliver a prospectus in connection with the sale of Registrable Securities.








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                 (b)  Registration Statement Form.  The Registration Statement
shall be on Form S-1 under the Securities Act or such appropriate registration form of the Commission as shall be selected by the Company upon filing of the Registration Statement or at any time thereafter.

                 (c) Expenses. The Company will pay the Registration Expenses in connection with the Registration Statement.

                 2.2.  Registration Procedures.

                 (a) In connection with the Registration Statement, the Company covenants and agrees with each Investor that it will:

                          (i) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement for the period during which the Registration Statement is required to remain effective hereunder;

                          (ii) furnish to each Investor and each underwriter of the securities being sold by each Investor, such number of conformed copies of the Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in the Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such Investor or underwriter may reasonably request;

                          (iii) use its best efforts (x) to register or qualify all Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such states of the United States of America where an exemption is not available and as the Investor or each underwriter of the securities being sold by each Investor shall reasonably request, provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such





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         jurisdiction where it is not then so subject, (y) to keep such registration or qualification in effect for so long as the Registration Statement remains in effect, and (z) to take any other action which may be reasonably necessary or advisable to enable such Investor or underwriter to consummate the disposition in such jurisdictions of the securities to be sold by such Investor or underwriter;

                            (iv) use its best efforts to cause all Registrable Securities covered by the Registration Statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the Investor or underwriter to consummate the disposition of such Registrable Securities;

                             (v) furnish to each Investor and underwriter a signed counterpart of

                                  (x)  an opinion of counsel for the Company,
                 and

                                  (y)  a "comfort" letter signed by the
                 independent public accountants who have certified the Company's financial statements included or incorporated by reference in the Registration Statement covering substantially the same matters with respect to the Registration Statement (and the prospectus included therein) and, in the case of the accountant's comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountant's comfort letters delivered to the underwriters in underwritten public offerings of securities (and dated the dates such opinions and comfort letters are customarily dated in connection with sales of securities pursuant to Rule 415) and, in the case of the accountant's comfort letter, such other financial matters, and in the case of the legal opinion, such other legal matters, as the Investor or underwriter may reasonably request;

                            (vi) notify each Investor and underwriter at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, in the judgment of the Company, the prospectus included in the Registration Statement, as then in effect, includes an





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         untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and promptly prepare and furnish to each Investor and underwriter a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, in the judgment of the Company and in the opinion of counsel to the Company, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, in accordance with Section 2.2(b) hereof, upon receipt of such notice no Investor shall sell any Registrable Security until such an amendment or supplement has been filed with the Commission; provided that the Company shall not be required to amend the Registration Statement or supplement the prospectus in the event that and for so long as (i) an event occurs and is continuing as a result of which the Registration Statement or the prospectus would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made, and (ii) the Company determines, in its good faith judgment, that the disclosure of such an event at such time would materially adversely affect the interests of the Company or its equityholders; provided, however, that in no event shall the Company fail to amend the Registration Statement or supplement the prospectus for more than 90 consecutive days during any 18-month period or such longer period as the Investors may agree in accordance with Section 5 hereof;

                           (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, promptly furnish to each Investor and each underwriter a copy of any amendment or supplement to the Registration Statement or prospectus and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first day of the Company's first fiscal quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the rules and regulations promulgated thereunder;





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                          (viii)  provide and cause to be maintained a transfer
         agent and registrar (which, in each case, may be the Company) for all Registrable Securities covered by the Registration Statement from and after a date not later than the effective date of such registration;

                            (ix) use its best efforts to list all Registrable Securities covered by the Registration Statement on any national securities exchange on which Registrable Securities of the same class and, if applicable, series, covered by the Registration Statement are then listed; and

                             (x) enter into such agreements (including an underwriting agreement in customary form) and take such other actions as sellers of such Registrable Securities shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

                 The Company may require each Investor and each underwriter to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

                 (b) Each Investor agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision
(a)(vi) of this Section 2.2, such Investor will forthwith discontinue such Investor's disposition of Registrable Securities pursuant to the Registration Statement until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (a) (vi) of this Section 2.2 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Investor's possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

                 (c) If the Registration Statement refers to any Investor by name or otherwise as the holder of any securities of the Company, then (whether or not in the sole and exclusive judgment of such Investor, exercised in good faith, such Investor is or might be deemed to be a controlling person of the Company), such Investor shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Investor, to the effect that the holding by such Investor of such securities is not to be construed as a recommendation by such Investor of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Investor will assist in meeting any future financial requirements





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of the Company, or (ii) in the event that such reference to such Investor by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Investor.

                 (d) Restriction on Public Sale by Holder of Registrable Securities. To the extent not inconsistent with applicable law, each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement agrees, if requested by the managing underwriter or underwriters in any underwritten offering of securities of the Company, whether or not the holder participates in that offering pursuant to Section 2.4, not to effect any public sale or distribution of any of the Company's securities, including a sale pursuant to the Registration Statement filed pursuant to section 2.1 or pursuant to Rule 144 under the Securities Act except as part of such underwritten registration) during the 10-day period prior to, and during the 90-day period beginning on, the closing date of each underwritten offering without the prior written consent of the managing underwriter; provided, however, that no holder of Registrable Securities shall be obligated to comply with any such request more than once in any consecutive two year period beginning on the date hereof.

                 2.3. Preparation; Reasonable Investigation. In connection with the preparation and filing of the Registration Statement under the Securities Act pursuant to this Agreement, the Company will give the Investors, any underwriters and their respective counsel and accountants or other agent retained by any Investor or underwriter the opportunity to participate in the preparation of the Registration Statement, each prospectus included therein or filed with the Commission, and, to the extent practicable, each amendment thereof or supplement thereto, and give each of them such access to all pertinent financial and other records, pertinent corporate documents and properties of the Company and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Investors' or underwriters' counsel, to conduct a reasonable investigation within the meaning of the Securities Act. In addition, the Company shall cause appropriate officers, directors and employees from the Company to participate in any security analysts meetings and "roadshows" as may be reasonably requested by any such underwriter.

                 2.4. Incidental Registration.





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                 (a)  If the Company at any time proposes to register any of its securities under the Securities Act for sale for cash by the Company on any form other than Form S-4 or S-8 (or any similar form then in effect), the Company will give prompt written notice each such time to all Investors of its intention to do so. Upon the written request of any such Investor made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Investor and the intended method of disposition thereof), the Company will permit such Investors to participate in such distribution.

                 (b) If the Company's managing underwriter shall advise the Company and the Investors electing to participate in such distribution as provided in Section 2.4(a) in writing that the inclusion in any such distribution of some or all of the Registrable Securities sought to be included by the Investors requesting such participation creates a substantial risk that the proceeds or price per unit the Company or such Investors will derive from such distribution will be reduced or that the number of securities to be distributed (including those sought to be registered at the instance of the Company and any other party entitled to participate in such distribution as well as those sought to be included in the distribution by the Investors) is too large a number to be reasonably sold, the Company will include in such distribution, to the extent of the number which the Company is so advised can be sold in such offering, (i) first, the number of securities sought to be included by the Company, (ii) second, the number of Registrable Securities requested to be included in such registration by the Investors pro rata among the Investors in proportion to the number of Registrable Securities sought to be registered by each Investor and (iii) third, the number of securities sought to be included in such registration by each other seller of securities pro rata among such sellers in proportion to the number of securities sought to be registered by all such sellers.

                 2.5.  Indemnification.

                 (a) Indemnification by the Company. The Company hereby agrees to indemnify and hold harmless, in the case of the Registration Statement, each Investor, its directors, officers, partners, agents and affiliates and each other Person, if any, who controls such Investor within the meaning of the Securities Act (each, an "Investor Indemnified Person"), against all losses, claims, damages, liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) or expenses (under the Securities Act or common law or otherwise), joint or several,





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arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company will reimburse such Investor and each such director, officer, partner, agent or affiliate and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument executed by or on behalf of such Investor specifically stating that it is for use in the preparation thereof; and provided, further, that such indemnity with respect to any untrue statement contained in or omission from a preliminary prospectus shall not inure to the benefit of any Investor Indemnified Person from whom the person asserting any such loss, claim, damage or liability purchases the Registrable Securities that are the subject thereof if such Investor Indemnified Person was obligated by law to deliver a final prospectus to such person and the Company shall sustain the burden of proving such person was not sent or given a copy of the final prospectus (or the final prospectus as supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person and the untrue statement contained in or omission from such preliminary prospectus was corrected in the final prospectus (or the final prospectus as supplemented) and such delivery would have eliminated any liability of such Investor Indemnified Person to such person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Investor or any such director, officer, partner, agent or affiliate or controlling Person and shall survive the transfer of such securities by such Investor.

                 (b) Indemnification by the Investor. In connection with the Registration Statement, each Investor, severally and not jointly, hereby agrees to indemnify and hold harmless (in the





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same manner and to the same extent as set forth in subdivision (a) of this
Section 2.5) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Investor specifically stating that it is for use in the preparation of the Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the liability of such indemnifying party under this Section 2.4(b) shall be limited to the amount of proceeds received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such Investor.

                 (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this
Section 2.5, except to the extent that the indemnifying party is prejudiced in any material respect by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties is reasonably likely to exist in respect of such claim, the indemnifying party shall be entitled to participate in and, jointly with any other indemnifying party similarly notified to the extent that it may wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation





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unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof and the indemnified party notifies the indemnifying party of such indemnified party's judgment and the basis therefor. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

                 (d) Contribution. If the indemnification provided for in this Section 2.5 shall for any reason be held by a court to be unavailable to an indemnified party under subparagraph (a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under subparagraph (a) or (b) hereof, the indemnified party and the indemnifying party under subparagraph (a) or (b) hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Securities covered by the Registration Statement which resulted in such loss, claims, damage or liability, or action in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and such prospective sellers from the offering of the securities covered by the Registration Statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Such prospective sellers' obligations to contribute as provided in this subparagraph (d) are several in proportion to the relative value of their respective Registrable Securities covered by the Registration Statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.





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                 (e)  Other Indemnification.  Indemnification and contribution similar to that specified in the preceding subdivisions of this Section 2.5 (with appropriate modifications) shall be given by the Company and each Investor with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

                 (f) Indemnification Payments. The indemnification and contribution required by this Section 2.5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                 2.6. Investor Information.

                 (a) As soon as practicable after receipt of a written request by the Company, each Investor shall provide to the Company such information as it may reasonably require for the Registration Statement or any amendment or supplement thereto.

         3. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                 "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include a reference to the comparable section, if any, of any such similar Federal statute.

                 "Investor" has the meaning set forth in the first paragraph of this Agreement.

                 "Person" means a corporation, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

                 "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration, filing and NASD





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fees, all listing fees, any allocation of Company personnel or other general overhead expenses of the Company or other expenses for the preparation of financial statements or other data, all fees and expenses of complying with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance and other persons retained by the Company and reasonable fees and disbursements of one counsel or firm of counsel chosen by sellers of at least a majority in number of the shares of Common Stock and Warrants and majority in principal amount of the Senior Notes constituting Registrable Securities covered by the Registration Statement to represent all sellers of Registrable Securities to be registered and any fees and disbursements of underwriters customarily paid by issuers of securities (excluding underwriting discounts and commissions); provided, however, that any such counsel or firm of counsel must be acceptable to both MetLife and TCW for so long as MetLife and TCW together own at least 20% of the outstanding shares of Common Stock, 20% of the outstanding Warrants, or Senior Notes representing at least 20% of the outstanding principal amount of the Senior Notes.

                 "Registrable Securities" has the meaning set forth in Section 1 hereof. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) the Registration Statement shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with the Registration Statement, (b) they shall have been sold as permitted by, and in compliance with, Rule 144 (or successor provision) promulgated under the Securities Act, (c) they shall have been otherwise transferred, and subsequent public distribution of them shall not require registration of them under the Securities Act, (d) they shall have ceased to be outstanding, or (e) the Investor(s) shall have received an opinion satisfactory to it (or them) from counsel satisfactory to it (or them) to the effect that subsequent public distribution of such securities shall not require registration of them under the Securities Act.

                 "Registration Statement" has the meaning set forth in Section 2.1(a) hereof.





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                 "Securities Act" means the Securities Act of 1933, or any
similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar federal statute.

         4. Rule 144. The Company shall timely file the reports required to be filed by it under the Securities Act if registration under the Securities Act is required and shall timely file the reports required to be filed by it under the Exchange Act (including but not limited to the reports under Section 13 and Section 15(d) of Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder and shall take all actions to enable the Investors to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time, or
(b) any similar Rule or regulation hereafter adopted by the Commission including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed by the Exchange Act. Upon the request of any Investor, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

         5. Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the consent of all of the Investors.

         6. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as Investor for purposes of any request or other action by any Investor pursuant to this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

         7. Notices. All communications provided for hereunder shall be sent by courier or other overnight delivery service, shall be effective upon receipt, and shall be addressed as follows:





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                 (a)      if to the Investors, addressed to each of them at the
following addresses:

                          Metropolitan Life Insurance Company
                          One Madison Avenue
                          New York, NY 10010
                          Attention:  Treasurer

                          with copies to:

                                  Metropolitan Life Insurance
                                    Company Capital Markets Group
                                  200 Park Avenue, 21st Floor
                                  New York, NY  10166
                                  Attention: Vice President
                                  Telecopy: 212-692-5790

                          Metropolitan Insurance and Annuity Company
                          One Madison Avenue
                          New York, NY 10010
                          Attention:  Treasurer

                          with copies to:

                                  Metropolitan Life Insurance
                                    Company Capital Markets Group
                                  200 Park Avenue, 21st Floor
                                  New York, NY  10166
                                  Attention: Vice President
                                  Telecopy: 212-692-5790

                          TCW Special Credits
                          c/o TCW Asset Management Company
                          865 South Figueroa Street, Suite 1800
                          Los Angeles, California  90017
                          Attention: Kenneth Liang, Vice President
                          Telecopy: (713) 244-0589




or at such other address as any Investor shall have furnished to the Company in writing;

                 (b)      if to the Company, at the following address:

                          Lone Star Industries, Inc.
                          300 First Stamford Place
                          P.O. Box 120014
                          Stamford, CT  06912-0014
                          Attn: John J. Martin, Esq.

                          with copies to:

                          Proskauer Rose Goetz & Mendelsohn
                          1585 Broadway
                          New York, NY  10036
                          Attn: Lawrence H. Budish, Esq.

or at such other address as the Company shall have furnished to the Investors.

         8. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. The Investors named in the first paragraph of this Agreement (and not any other holder of Registrable Securities or any other Person) shall be permitted, in connection with a transfer or disposition of Registrable Securities to assign their rights under this Agreement. If an Investor assigns its rights under this Agreement as provided herein, such assignee shall be entitled to share in the rights of such Investor hereunder provided that at the request of the Company, such assignee agrees to be subject to all of the obligations of such Investor hereunder.

         9. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

         10. Governing Law. this Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

         11. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement. The Company has not previously entered into any agreement with respect to any of its equity securities granting any registration rights to any person.

         12. Recapitalizations, etc. In the event that any capital stock, notes, or other securities are issued in respect of, in exchange for, or in substitution for, any Registrable Securities by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of the shares of Registrable Securities or any other change in the Company's capital structure, appropriate adjustments shall be made in this Agreement so as to preserve the original rights and obligations of the parties hereto under this Agreement.

         13. Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party to such action or proceeding shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

         14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.


                 IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.


                                           LONE STAR INDUSTRIES, INC.


                                           By  /s/ David W. Wallace
                                             ----------------------------------
                                              Name:  David W. Wallace
                                              Title: Chairman of the Board

                                           METROPOLITAN LIFE INSURANCE
                                             COMPANY


                                           By /s/ Jacqueline D. Jenkins
                                             ----------------------------------
                                              Name: Jacqueline D. Jenkins
                                              Title: Asst. Vice-President

                                           METROPOLITAN INSURANCE AND ANNUITY
                                            COMPANY


                                           By /s/ Andrew T. Aoyama
                                             ----------------------------------
                                              Name: Andrew T. Aoyama
                                              Title: Assistant Vice-President


                                           TCW SPECIAL CREDITS, AS AGENT AND
                                           NOMINEE OF THE ENTITIES SET FORTH
                                           IN SCHEDULE I HERETO

                                           BY TCW ASSET MANAGEMENT COMPANY,
                                           ITS MANAGING GENERAL PARTNER


                                           By  /s/ Richard Masson
                                             ----------------------------------
                                              Name: Richard Masson
                                              Title: Managing Director


                                           By  /s/ Kenneth Liang
                                             ----------------------------------
                                              Name: Kenneth Liang
                                              Title: Vice President